Exhibit 99.1

MACOM Reports Revised GAAP Loss Per Share of $0.15 for its Fiscal Second Quarter;

Non-GAAP EPS of $0.41 Unchanged

LOWELL, MA, May 13, 2015—M/A-COM Technology Solutions Holdings, Inc. (NASDAQ: MTSI) (“MACOM”), a leading supplier of high-performance analog RF, microwave, millimeterwave and photonic semiconductor products, today announced a revision to its financial results for its fiscal second quarter ended April 3, 2015, as originally reported on April 28, 2015.

In May 2015, subsequent to MACOM’s April 28, 2015 fiscal second quarter 2015 earnings press release but prior to the filing of its Quarterly Report on Form 10-Q for the fiscal second quarter ended April 3, 2015, MACOM received notice that a private company in which it held a minority equity investment was sold to a third party and the proceeds MACOM would receive at closing would be less than the carrying value previously reported on MACOM’s consolidated financial statements in the April 28, 2015 earnings release. As required under U.S. generally accepted accounting principles (GAAP), MACOM wrote-down the investment to the estimated net proceeds that MACOM will receive from the sale, and recorded a charge of $3.5 million to other income (expense), resulting in an increase of its net loss per diluted share of $0.05, or $0.15 and $0.28 net loss per diluted share for the three and six months ended April 3, 2015, respectively.

This non-cash, non-operating charge did not affect MACOM’s previously reported non-GAAP earnings per share of $0.41 in the fiscal second quarter of 2015. A reconciliation between revised GAAP and non-GAAP financial data is included in the supplemental financial data attached to this press release. The revised financial statements reflecting the impairment of the minority equity investment are also attached to this press release.

About MACOM

M/A-COM Technology Solutions Holdings, Inc. (www.macom.com) is a leading supplier of high-performance analog RF, microwave, millimeterwave and photonic semiconductor products that enable next-generation internet and modern battlefield applications. Recognized for its broad catalog portfolio of technologies and products, MACOM serves diverse markets, including high speed optical, satellite, radar, wired and wireless networks, automotive, industrial, medical, and mobile devices. A pillar of the semiconductor industry, we thrive on more than 60 years of solving our customers’ most complex problems, serving as a true partner for applications ranging from RF to Light.

Headquartered in Lowell, Massachusetts, MACOM is certified to the ISO9001 international quality standard and ISO14001 environmental management standard. MACOM has design centers and sales offices throughout North America, Europe, Asia and Australia.

MACOM, M/A-COM, M/A-COM Technology Solutions, M/A-COM Tech, Partners in RF & Microwave, The First Name in Microwave and related logos are trademarks of MACOM. All other trademarks are the property of their respective owners.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements based on MACOM management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include, among others, information concerning our stated business outlook and future results of operations, our statements regarding having the right strategy, addressing the right secular growth drivers, with the correct technology, intellectual property and leadership team to assure long term success, and any statements regarding future trends, business strategies, competitive position, industry conditions, acquisitions and market opportunities. Forward-looking statements include all statements that are not historical facts and generally may be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements contained in this press release reflect MACOM’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause those events or our actual activities or results to differ materially from those expressed in any forward-looking statement. Although MACOM believes that the expectations reflected in the forward-looking statements are reasonable, it cannot and does not guarantee future events, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including greater than expected dilutive effect on earnings of our equity issuances, outstanding indebtedness and related interest expense and other costs, lower than expected demand in any or all of our four primary end markets or from any of our large OEM customers based on seasonal effects, macro-economic weakness or otherwise, our failure to realize the expected economies of scale, lowered production cost and other anticipated benefits of our previously announced GaN intellectual property licensing program or InP laser production capacity expansion program, the potential for defense spending cuts, program delays, cancellations or sequestration, failures or delays by any customer in winning business or to make purchases from us in support of such business, lack of adoption or delayed adoption by customers and industries we serve of GaN, InP lasers or other solutions offered by us, failures or delays in porting and qualifying GaN or InP process technology to our Lowell, MA fabrication facility or third party facilities, lower than expected utilization and absorption in our manufacturing facilities, lack of success or slower than expected success in our new product development efforts, loss of business due to competitive factors, product or technology obsolescence, customer program shifts or otherwise, lower than anticipated or slower than expected customer acceptance of our new product introductions, the potential for a shift in the mix of products sold in any period toward lower-margin products or a shift in the geographical mix of our revenues, the potential for increased pricing pressure based on competitive factors, technology shifts or otherwise, the impact of any executed or abandoned acquisition, divestiture, joint venture, financing or restructuring activity, the impact of supply shortages or other disruptions in our internal or outsourced supply chain, the impact of changes in export, environmental or other laws applicable to us, the relative success of our cost-savings initiatives, the potential for inventory obsolescence and related write-offs, the expense, business disruption or other impact of any current or future investigations, administrative actions, litigation or enforcement proceedings we may be involved in, the potential loss of access to any in-licensed intellectual property or inability to license technology we may require on reasonable terms, and the impact of any claims of intellectual property infringement or misappropriation, which could require us to pay substantial damages for infringement, expend significant resources in prosecuting or defending such matters or developing non-infringing technology, incur material liability for royalty or license payments, or prevent us from selling certain of our products, as well as those factors described in “Risk Factors” in MACOM’s filings with the Securities and Exchange Commission (SEC), including its Quarterly Report on Form 10-Q for the second fiscal quarter ended April 3, 2015 as filed with the SEC on May 13, 2015. MACOM undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

In addition to GAAP reporting, MACOM provides investors with non-GAAP financial information, including revenue, gross margin, operating margin, operating income, net income, earnings per share, EBITDA and other data calculated on a non-GAAP basis. This non-GAAP information excludes the operations of Nitronex prior to the date of acquisition, discontinued operations, the impact of fair value accounting in merger and acquisitions (M&A) of businesses, M&A costs, including acquisition and related integration costs, certain cost savings from synergies expected from M&A activities, income and expenses from transition services related to M&A activities, expected amortization of acquisition-related intangibles, share-based and other non-cash compensation expense, certain cash compensation, restructuring charges, litigation settlement and costs, changes in the carrying values of assets and liabilities measured at fair value, contingent consideration, amortization of debt discounts and issuance costs, other non-cash expenses, earn-out costs, exited leased facility costs and certain income tax items. Management does not believe that the excluded items are reflective of MACOM’s underlying performance. The exclusion of these and other similar items from MACOM’s non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual. These and other similar items are also excluded from EBITDA, which is non-GAAP earnings before interest, income taxes, depreciation and amortization. MACOM believes this non-GAAP financial information provides additional insight into MACOM’s on-going performance and has, therefore, chosen to provide this information to investors for a consistent basis of comparison and to help them evaluate the results of MACOM’s on-going operations and enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial data is included in the supplemental financial data attached to this press release.

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited and in thousands, except per share data)

	Three Months Ended			Six Months Ended
	April 3,	January 2,	April 4,	April 3,	April 4,
	2015	2015	2014	2015	2014
	(Revised)			(Revised)
Revenue	$124,885	$114,864	$107,827	$239,749	$191,981
Cost of revenue	70,878	60,663	80,964	131,541	129,396

Gross profit	54,007	54,201	26,863	108,208	62,585

Operating expenses:
Research and development	21,061	19,474	20,347	40,535	32,777
Selling, general and administrative	29,227	25,599	24,504	54,826	43,887
Restructuring charges	413	—	2,635	413	15,725

Total operating expenses	50,701	45,073	47,486	95,774	92,389

Income (loss) from operations	3,306	9,128	(20,623)	12,434	(29,804)

Other income (expense):
Warrant liability expense	(5,609)	(10,608)	(4,066)	(16,217)	(2,784)
Interest expense	(4,723)	(4,723)	(1,622)	(9,446)	(2,208)
Other income (expense)	(1,376)	375	1,009	(1,001)	1,087

Total other expense	(11,708)	(14,956)	(4,679)	(26,664)	(3,905)

Loss before income taxes	(8,402)	(5,828)	(25,302)	(14,230)	(33,709)
Income tax provision (benefit)	(865)	478	(5,680)	(387)	(7,271)

Loss from continuing operations	(7,537)	(6,306)	(19,622)	(13,843)	(26,438)
Loss from discontinued operations	—	—	(2,500)	—	(4,605)

Net loss	$(7,537)	$(6,306)	$(22,122)	$(13,843)	$(31,043)

Net loss per share:
Basic:
Loss from continuing operations	$(0.15)	$(0.13)	$(0.42)	$(0.28)	$(0.57)
Loss from discontinued operations	—	—	(0.05)	—	(0.10)

Loss per share—basic	$(0.15)	$(0.13)	$(0.47)	$(0.28)	$(0.67)

Diluted:
Loss from continuing operations	$(0.15)	$(0.13)	$(0.42)	$(0.28)	$(0.57)
Loss from discontinued operations	—	—	(0.05)	—	(0.10)

Loss per share—diluted	$(0.15)	$(0.13)	$(0.47)	$(0.28)	$(0.67)

Shares:
Basic	50,593	47,606	46,808	49,100	46,656

Diluted	50,593	47,606	46,808	49,100	46,656

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(unaudited and in thousands, except per share data)

	Three Months Ended
	April 3, 2015		January 2, 2015		April 4, 2014
	(Revised)
	Amount		Amount		Amount
Revenue—GAAP	$124,885		$114,864		$107,827
Nitronex prior to acquisition	—		—		(362)

Revenue—Non-GAAP	$124,885		$114,864		$107,465

	Amount	% Revenue	Amount	% Revenue	Amount	% Revenue
Gross Profit—GAAP	$54,007	43.2%	$54,201	47.2%	$26,863	24.9%
Nitronex prior to acquisition	—	—	—	—	16	0.1
Amortization expense	7,347	5.9	5,359	4.7	6,262	5.8
Non-cash compensation expense	599	0.5	354	0.3	426	0.4
Equity-based compensation	179	0.1	58	0.1	30	—
Acquisition FMV step-up	3,538	2.8	835	0.7	18,003	16.8
Third-party engineering costs	305	0.2	924	0.8	570	0.5
Integration costs and synergy savings	356	0.3	(4)	—	822	0.8

Gross Profit—non-GAAP	$66,331	53.1%	$61,727	53.7%	$52,992	49.3%

Research and Development—GAAP	$21,061	16.9%	$19,474	17.0%	$20,347	18.9%
Nitronex prior to acquisition	—	—	—	—	(438)	(0.5)
Non-cash compensation expense	(1,620)	(1.3)	(1,038)	(0.9)	(728)	(0.7)
Equity-based compensation	(669)	(0.5)	(519)	(0.5)	(137)	(0.1)
Acquisition FMV step-up	(204)	(0.2)	(204)	(0.2)	(183)	(0.2)
Integration costs and synergy savings	(137)	(0.1)	(171)	(0.1)	(2,414)	(2.2)
Third-party engineering costs	305	0.2	924	0.8	570	0.5

Research and Development—non-GAAP	$18,736	15.0%	$18,466	16.1%	$17,017	15.8%

Selling, General and Administrative—GAAP	$29,227	23.4%	$25,599	22.3%	$24,504	22.7%
Nitronex prior to acquisition	—	—	—	—	(191)	(0.4)
Amortization expense	(3,096)	(2.5)	(1,053)	(0.9)	(476)	(0.4)
Non-cash compensation expense	(7,578)	(6.1)	(2,405)	(2.1)	(2,136)	(2.0)
Equity-based compensation	(501)	(0.4)	(317)	(0.3)	(214)	(0.2)
Acquisition FMV step-up	(28)	—	(28)	—	(21)	—
Litigation costs	(971)	(0.8)	(717)	(0.6)	(440)	(0.4)
Transaction expenses	530	0.4	(4,636)	(4.0)	(250)	(0.2)

Integration costs and synergy savings	(282)	(0.2)	(296)	(0.3)	(6,178)	(5.4)

Selling, General and Administrative—non-GAAP	$17,301	13.9%	$16,147	14.1%	$14,598	13.6%

Total operating expenses—GAAP	$50,701	40.6%	$45,073	39.2%	$47,486	44.0%
Nitronex prior to acquisition	—	—	—	—	(629)	(0.6)
Amortization expense	(3,096)	(2.5)	(1,053)	(0.9)	(476)	(0.4)
Non-cash compensation expense	(9,198)	(7.4)	(3,443)	(3.0)	(2,864)	(2.7)
Equity-based compensation	(1,170)	(0.9)	(836)	(0.7)	(351)	(0.3)
Acquisition FMV step-up	(232)	(0.2)	(232)	(0.2)	(204)	(0.2)
Restructuring charges	(413)	(0.3)	—	—	(2,635)	(2.5)
Integration costs and synergy savings	(419)	(0.3)	(467)	(0.4)	(8,592)	(8.0)
Litigation costs	(971)	(0.8)	(717)	(0.6)	(440)	(0.4)
Transaction expenses	530	0.4	(4,636)	(4.0)	(250)	(0.2)
Third-party engineering	305	0.2	924	0.8	570	0.5

Total operating expenses—non-GAAP	$36,037	28.9%	$34,613	30.1%	$31,615	29.4%

Income (loss) from operations—GAAP	$3,306	2.6%	$9,128	7.9%	$(20,623)	(19.1)%
Nitronex prior to acquisition	—	—	—	—	645	0.8
Amortization expense	10,446	8.4	6,412	5.6	6,738	6.3
Non-cash compensation expense	9,797	7.8	3,797	3.3	3,290	3.1
Equity-based compensation	1,349	1.1	894	0.8	381	0.4
Restructuring charges	413	0.3	—	—	2,635	2.5
Acquisition FMV step-up	3,770	3.0	1,067	0.8	18,207	16.9
Litigation costs	971	0.8	717	0.6	440	0.4
Transaction expenses	(530)	(0.4)	4,636	4.0	250	0.2
Integration costs and synergy savings	772	0.6	463	0.6	9,414	8.8

Income from operations—non-GAAP	$30,294	24.3%	$27,114	23.6%	$21,377	19.9%

Net loss—GAAP	$(7,537)	(6.0)%	$(6,306)	(5.5)%	$(22,122)	(20.5)%
Nitronex prior to acquisition	—	—	—	—	645	0.6
Amortization expense	8,566	6.9	5,258	4.6	5,155	4.8
Non-cash compensation expense	8,309	6.7	3,113	2.7	2,517	2.3
Equity-based compensation	1,107	0.9	733	0.6	291	0.3
Impairment of minority investment	2,230	1.8	—	—	—	—
Contingent consideration	(1,640)	(1.3)	—	—	—	—
Restructuring charges	339	0.3	—	—	2,016	1.9
Warrant liability expense	5,609	4.5	10,608	9.2	4,066	3.8
Non-cash interest expense	330	0.3	360	0.3	91	0.1
Acquisition FMV step-up	3,092	2.5	875	0.8	13,061	12.2
Litigation costs	797	0.6	588	0.5	337	0.3
Integration costs and synergy savings	633	0.5	380	0.3	7,201	6.7
Transaction expenses	(435)	(0.3)	3,420	3.0	191	0.2
Transition services for divested business	(102)	(0.1)	(308)	(0.3)	(741)	(0.7)

Discontinued operations	—	—	—	—	2,500	2.3

Net income—non-GAAP	$21,298	17.1%	$18,721	16.3%	$15,208	14.2%

Income from operations—non-GAAP	$30,294		$27,114		$21,377
Depreciation expense	3,759		3,453		3,367
Other income, net	—		—		40

EBITDA	$34,053		$30,567		$24,784

Interest expense- GAAP	$4,723		$4,723		$1,622
Non-cash interest expense	(403)		(439)		(119)

Interest expense- non-GAAP	$4,320		$4,284		$1,503

	Three Months Ended
	April 3, 2015		January 2, 2015		April 4, 2014
	(Revised)
	Amount	Income (loss) per diluted share	Amount	Income (loss) per diluted share	Amount	Income (loss) per diluted share
Net loss—GAAP	$(7,537)	$(0.15)	$(6,306)	$(0.13)	$(22,122)	$(0.47)

Net income—non-GAAP	$21,298	$0.41	$18,721	$0.38	$15,208	$0.32

Diluted shares—GAAP	50,593		47,606		46,808
Incremental stock options, warrants, restricted stock and units	1,908		1,599		1,406

Diluted shares—non-GAAP	52,501		49,206		48,214

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(unaudited and in thousands, except per share data)

	Six Months Ended
	April 3, 2015 (Revised)		April 4, 2014
	Amount		Amount
Revenue—GAAP	$239,749		$191,981
Nitronex prior to acquisition	—		(1,048)

Revenue—non-GAAP	$239,749		$190,933

	Amount	% Revenue	Amount	% Revenue
Gross Profit—GAAP	$108,208	45.1%	$62,585	32.6%
Nitronex prior to acquisition	—	—	959	0.5
Amortization expense	12,706	5.3	7,509	3.9
Non-cash compensation expense	953	0.4	709	0.4
Equity-based compensation	237	0.1	30	—
Acquisition FMV step-up	4,373	1.8	18,539	9.7
Integration costs and synergy savings	352	0.1	961	0.5
Third-party engineering costs	1,229	0.5	570	0.3

Gross Profit—non-GAAP	$128,058	53.4%	$91,862	48.1%

Research and Development—GAAP	$40,535	16.9%	$32,777	17.1%
Nitronex prior to acquisition	—	—	(1,423)	(0.8)
Non-cash compensation expense	(2,658)	(1.1)	(1,212)	(0.6)
Equity-based compensation	(1,188)	(0.5)	(137)	(0.1)
Acquisition FMV step-up	(408)	(0.2)	(255)	(0.1)
Integration costs and synergy savings	(308)	(0.1)	(2,450)	(1.3)
Third-party engineering costs	1,229	0.5	570	0.3

Research and Development—non-GAAP	$37,202	15.5%	$27,870	14.6%

Selling, General and Administrative—GAAP	$54,826	22.9%	$43,887	22.9%
Nitronex prior to acquisition	—	—	(685)	(0.5)
Amortization expense	(4,149)	(1.7)	(842)	(0.4)
Non-cash compensation expense	(9,983)	(4.2)	(3,214)	(1.7)
Equity-based compensation	(818)	(0.3)	(214)	(0.1)
Acquisition FMV step-up	(56)	—	(32)	—
Integration costs and synergy savings	(578)	(0.2)	(6,593)	(3.5)
Litigation costs	(1,688)	(0.7)	(1,404)	(0.7)
Transaction expenses	(4,106)	(1.7)	(4,472)	(2.3)

Selling, General and Administrative—non-GAAP	$33,448	14.0%	$26,431	13.8%

Total operating expenses—GAAP	$95,774	39.9%	$92,389	48.1%
Nitronex prior to acquisition	—	—	(2,108)	(1.2)
Amortization expense	(4,149)	(1.7)	(842)	(0.4)
Non-cash compensation expense	(12,641)	(5.3)	(4,426)	(2.3)
Equity-based compensation	(2,006)	(0.8)	(351)	(0.2)
Acquisition FMV step-up	(464)	(0.2)	(287)	(0.2)
Contingent consideration and earn-out costs	—	—	—	—
Restructuring charges	(413)	(0.2)	(15,725)	(8.2)
Integration costs and synergy savings	(886)	(0.4)	(9,043)	(4.7)
Litigation costs	(1,688)	(0.7)	(1,404)	(0.7)
Transaction expenses	(4,106)	(1.7)	(4,472)	(2.3)
Third-party engineering	1,229	0.5	570	0.3

Total operating expenses—non-GAAP	$70,650	29.5%	$54,301	28.4%

Income (loss) from operations—GAAP	$12,434	5.2%	(29,804)	(15.5)%
Nitronex prior to Acquisition	—	—	3,067	1.8
Amortization expense	16,858	7.0	8,351	4.4
Non-cash compensation expense	13,594	5.7	5,135	2.7
Equity-based compensation	2,243	0.9	381	0.2
Contingent consideration and earn-out costs	—	—	—	—
Restructuring charges	413	0.2	15,725	8.2
Acquisition FMV step-up	4,837	2.0	18,826	9.9
Integration costs and synergy savings	1,235	0.5	10,004	5.2
Litigation costs	1,688	0.7	1,404	0.7
Transaction expenses	4,106	1.7	4,472	2.3

Income from operations—non-GAAP	$57,408	23.9%	$37,561	19.7%

Net loss—GAAP	$(13,843)	(5.8)%	$(31,043)	(16.2)%
Nitronex prior to acquisition	—	—	3,067	1.2
Amortization expense	13,824	5.8	6,389	3.3
Non-cash compensation expense	11,148	4.6	3,928	2.1
Equity-based compensation	1,840	0.8	291	0.2
Impairment of minority investment	2,230	0.9	—	—
Contingent consideration	(1,640)	(0.7)	—	—
Restructuring charges	339	0.1	12,030	6.3
Warrant liability expense	16,217	6.8	2,784	1.5
Non-cash interest expense	689	0.3	182	0.1
Acquisition FMV step-up	3,966	1.7	13,535	7.1
Integration costs and synergy savings	1,012	0.4	7,652	4.0
Litigation costs	1,385	0.6	1,074	0.6
Transaction expenses	3,261	1.4	3,537	1.9
Transition services for divested business	(409)	(0.2)	(741)	(0.4)
Discontinued operations	—	—	4,605	2.4

Net income—non-GAAP	$40,019	16.7%	$27,290	14.3%

	Amount	Income (loss) per diluted share	Amount	Income per diluted share
Net loss—GAAP	$(13,843)	$(0.28)	$(31,043)	$(0.67)

Net income—non-GAAP	$40,019	$0.79	$27,290	$0.57

Diluted shares—GAAP	49,100		46,656
Incremental stock options, warrants, restricted stock and units	1,814		1,412

Diluted shares—non-GAAP	50,914		48,068

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	April 3,	October 3,
	2015	2014
	(Revised)
ASSETS
Current assets:
Cash and cash equivalents	$73,970	$173,895
Accounts receivable, net	89,350	75,156
Inventories	84,077	73,572
Deferred income taxes and other	61,343	50,726

Total current assets	308,740	373,349
Property and equipment, net	65,352	50,357
Goodwill and intangible assets, net	357,900	153,417
Deferred income taxes and other	68,257	105,111

TOTAL ASSETS	$800,249	$682,234

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$4,062	$3,478
Accounts payable, accrued liabilities and other	63,844	64,910
Deferred revenue	267	17,258

Total current liabilities	68,173	85,646
Long-term debt, less current portion	342,335	343,178
Common stock warrant liability	32,018	15,801
Deferred income taxes and other	8,028	9,042

Total liabilities	450,554	453,667
Commitments and contingencies
Stockholders’ equity	349,695	228,567

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$800,249	$682,234

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited and in thousands)

	Six Months Ended
	April 3,	April 4,
	2015	2014
	(Revised)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(13,843)	$(31,043)
Non-cash adjustments	57,481	43,029
Change in operating assets and liabilities	(27,620)	(16,270)

Net cash from operating activities	16,018	(4,284)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of businesses, net	(222,955)	(258,108)
Sale of a business	—	8,627
Strategic investments	(250)	—
Purchases of property and equipment	(14,036)	(5,994)
Acquisition of intellectual property	(1,587)	(4,096)

Net cash used in investing activities	(238,828)	(259,571)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of term notes payable	—	245,000
Payment of debt	(2,982)	(34,952)
Capital contributions	—	3,200
Proceeds from stock offering, net	127,959	—
Proceeds from revolving credit facility	100,000	—
Payments on revolving credit facility	(100,000)	—
Financing activities	(2,092)	3,258

Net cash from financing activities	122,885	216,506

NET CHANGE IN CASH AND CASH EQUIVALENTS	(99,925)	(47,349)
CASH AND CASH EQUIVALENTS — Beginning of period	173,895	110,488

CASH AND CASH EQUIVALENTS — End of period	$73,970	$63,139

* * *

Company Contact:

M/A-COM Technology Solutions Holdings, Inc.

Robert J. McMullan

Senior Vice President and Chief Financial Officer

P: 978-656-2753

E: bob.mcmullan@macom.com

Investor Relations Contact:

Shelton Group

Leanne K. Sievers

EVP, Investor Relations

P: 949-224-3874

E: lsievers@sheltongroup.com